SPECIMEN SPECIMEN

NUMBER

SHARES

STRONG GLOBAL ENTERTAINMENT, INC.

INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA

SEE REVERSE FOR CERTAIN DEFINITIONS

CLASS A COMMON VOTING SHARES

CUSIP 863356 10 9

THIS CERTIFIES THAT:

SPECIMEN - NOT NEGOTIABLE

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE CLASS A COMMON VOTING SHARES WITHOUT PAR VALUE OF

STRONG GLOBAL ENTERTAINMENT, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of British Columbia, Canada, and to the Notice of Articles and Articles of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

STRONG GLOBAL ENTERTAINMENT, INC. CORPORATE SEAL 2021 BRITISH COLUMBIA CANADA

COUNTERSIGNED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

SPECIMEN
NOT NEGOTIABLE

CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER

© COLUMBIA PRINTING SERVICES, LLC

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____ *Shares*

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ____

The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.